UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2022

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)2

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on March 10, 2017, Cohen & Company, LLC (formerly IFMI, LLC) (the “Operating LLC”), a subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), issued to DGC Family Fintech Trust (the “DGC Trust”), a trust established by Daniel G. Cohen, a convertible senior secured promissory note in the aggregate principal amount of $15,000,000 (the “Note”). Daniel G. Cohen is the Chairman of the Company’s Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company’s European Business.

On March 20, 2022, the DGC Trust elected to convert the Note into an aggregate of 10,344,827 units (the “Conversion Units”) of membership interests (“LLC Units”) in the Operating LLC at the conversion rate specified in the Note of $1.45 per unit. As a result of such conversion, the Note was cancelled in its entirety.

Pursuant to the terms and conditions of the Operating LLC’s Amended and Restated Limited Liability Company Agreement, dated December 16, 2009, as amended, a holder of LLC Units may cause the Operating LLC to redeem such LLC Units at any time for, at the Company’s option, (A) cash or (B) one share of the Company’s common stock, par value $0.01 per share (“Common Stock”), for every ten of such LLC Units. Accordingly, the Conversion Units may be redeemed at any time by the DGC Trust into an aggregate of 1,034,482 shares of Common Stock.

Pursuant to the DGC Trust’s governing documents, Daniel G. Cohen has the ability to acquire at any time any of the DGC Trust’s assets, including the Conversion Units, by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.

A full description of the Note as amended by Amendment No. 1 thereto can be found in the Company’s Forms 8-K filed with the Securities and Exchange Commission on March 10, 2017 and September 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: March 22, 2022	By:	/s/ Joseph W. Pooler, Jr.

Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer